SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  July 26, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    01-13612              02-0398678
  -------------------------------      -----------          ----------------
  (State or other jurisdiction of      (Commission          (I.R.S. Employer
          incorporation)               File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    ----------------------------------------
                    (Address of principal executive offices)


                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 7. EXHIBITS

(c) Exhibits.

--------------------------------------------------------------------------------
 Exhibit No.                    Description
--------------------------------------------------------------------------------
    99.1          Press release, dated July 26, 2004.
--------------------------------------------------------------------------------

ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 26, 2004, Congoleum Corporation issued a press release announcing the rescheduling of its confirmation hearing from September 9, 2004 to October 5, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 26, 2004                            Congoleum Corporation


                                       By:  /s/ Howard N. Feist III
                                            ---------------------------------
                                       Name:  Howard N. Feist III
                                       Title: Chief Financial Officer